Commitments and Contingencies	6 Months Ended
Jun. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

(7)         Commitments

The Company leases its facilities in Vancouver, Washington; Hillsboro, Oregon; China, Finland, and South Korea as well as certain equipment under operating leases that expire at various dates through 2024. The Company had deposits of $301 thousand and $235 thousand as of December 31, 2017 and 2016, respectively, relating primarily to rent deposits on the China and Vancouver, Washington facility leases. Rent expense, before sublease income, totaled $2.7 million and $2.5 million for the years ended December 31, 2017 and 2016, respectively. Sublease income totaled $86 thousand and $50 thousand for the years ended December 31, 2017 and 2016, respectively.

The minimum future rent payments under noncancelable operating leases as of December 31, 2017 are as follows:

(in thousands)
2018	$2,751
2019	1,907
2020	1,379
2021	1,383
2022	641
Thereafter	998
Total	$9,059

Minimum rent payments under operating leases are recognized on a straight‑line basis over the term of the lease, including any periods of free rent. Deferred rent liability associated with operating leases was $254 thousand and $180 thousand as of December 31, 2017 and 2016, respectively.

Lease Extension (Unaudited)

On May 10, 2018, the Company entered into an amendment (the “Amendment”) to a lease covering a portion of its Vancouver, Washington office space and production facility. The Amendment extends the original term of the lease to July 31, 2025, with an option to renew for an additional five years. Total commitments under this lease extension are approximately $1.9 million and are not included in the minimum future rent payments table above.